DELAWARE GROUP

                                                             Decatur Income Fund
                                                       Decatur Total Return Fund

(Various photos demonstrating service and guidance, professional management and goals - insert pictures here)

service and guidance

                                                professional management

goals
for total return
                                                                 1996
                                                               Annual
                                                               Report


DELAWARE
GROUP
-----------

A Commitment
To Our Investors

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The Delaware Group investing tradition dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.
        Headquartered in Philadelphia a block from the nation's oldest stock exchange, Delaware Group's first mutual fund was established in 1938.
Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
        Delaware Group offers a full range of mutual funds. We also manage annuity investments and closed-end funds and offer retirement plan services for individuals and businesses.
        Delaware manages more than $32 billion in mutual fund assets and institutional advisory accounts for nearly half-a-million investors. We're part of a global financial services and investment management business owned by Lincoln National Corp., whose subsidiaries manage more than $100 billion in assets.


total return

A TRADITION OF SOUND INVESTING


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Decatur Fund Objectives

Decatur Income Fund
To achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

Decatur Total Return Fund
To achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

commitment
professional
management

professional management

More Than 68 Years Of Investment Experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

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and goals - insert here)

goals

goals

Whatever Your Goals,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

Delaware Believes That The Guidance of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

December 11, 1996

(Photo of Wayne A. Stork, Chairman - insert here)

THE DECATUR FUNDS' MANAGEMENT CONSIDERS
CORPORATE DIVIDENDS A PROVERBIAL FRUIT WE
SEEK TO HARVEST FOR SHAREHOLDERS.

Dear Shareholder:

It's been another great year. This time a year ago it seemed unlikely that 1996 could even come close to the U.S. stock market gains of 1995, but despite a minor setback in July, many stocks again provided robust double-digit returns.
        Both Decatur Income Fund and Decatur Total Return Fund provided superior results relative to the average equity income fund during the fiscal year ended November 30, 1996 (page 2). Each Fund's share price was also less volatile than the unmanaged Standard & Poor's 500 Index (page 9).
        This past year your Funds benefited from strong performance of financial, drug, chemical, capital goods and railroad stocks. A positive economic environment helped, too. Inflation was subdued thanks to the Federal Reserve Board's effective monetary policy. Consumer spending grew at a moderate, sustainable pace. For some companies, federal regulatory concerns dissipated.
        Since the fall of 1994, stock prices - as measured by the S&P 500 - have advanced at a pace that substantially exceeds the market's +10.6% average annual historical total return since the 1920s, with remarkably lower than average short-term price declines.
        We have also witnessed the largest inflow of personal savings into mutual funds ever in American history, which has helped fuel demand for many stocks. On November 30, 1996, the Dow Jones Industrial Average - a benchmark of 30 large cap stocks - stood at 6521, nearly 2,800 points higher than two years earlier.
        Such rapid growth cannot last forever. Any prudent, long-term investment strategy recognizes that markets move in cycles. Periods of expansion can be followed by uncertain times.
        Decatur Income Fund will mark its 40th birthday on March 18, 1997, while Decatur Total Return Fund turned 10 years

                               1996 annual report

Average Annual Total Return
--------------------------------------------------------------------------------------------------------------------
                                                            12 Months                      Five Years
                                                       Ended Nov. 30, 1996            Ended Nov. 30, 1996
--------------------------------------------------------------------------------------------------------------------
Decatur Income Fund A Class                                +24.47%                       +16.56%
Decatur Total Return Fund A Class                          +24.89%                       +17.10%
--------------------------------------------------------------------------------------------------------------------
Lipper Equity Income Fund Average                          +22.28% (156 funds)           +15.43% (58 funds)
Standard & Poor's 500 Index                                +27.86%                       +18.17%
--------------------------------------------------------------------------------------------------------------------

The Decatur Funds' performance as well as that of the Lipper Equity Income Fund Average is based on net asset value without the effect of sales charges. All performance assumes reinvestment of dividends and capital gains. Performance information for all classes of each Fund can be found on pages 10 and 11.

old this past August. During their lifetimes, each Decatur Fund has adhered to a consistent, value-oriented investment discipline that we believe can be useful in periods of market volatility.

        The Greek playwright Euripides once said "judge a tree from its fruit, not from the leaves." Decatur Funds' management considers corporate dividends a proverbial fruit we seek to harvest for shareholders. We believe an above-average dividend yield can point the way to bountiful capital appreciation potential.
        This past year, your Funds' portfolio manager - John B. Fields - had little difficulty finding "value" even though the average dividend yield of S&P 500 stocks on November 30 was 1.92%, an historic low. In the pages that follow, he describes his positioning of the Funds as well as his outlook for 1997.
        Throughout 1996, the stock market was swayed by conflicting government economic indicators, changing corporate earnings projections and the movement of interest rates. Stock prices of large corporations reporting strong profits did well, and we were fortunate to own shares in many such companies.
        As 1997 unfolds, slower economic growth could translate into slower corporate earnings growth, and possibly less stock price appreciation. In such an environment, dividends may take on a greater role in the total return from stocks. We believe the Decatur Funds' time-tested strategy should serve you well.
        I thank you for being among the nearly 120,000 shareholders who have made the Decatur discipline a component of their long-term investment strategies. We appreciate your confidence in Delaware Group's flagship funds.

Sincerely,


/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer


 discipline

                               1996 annual report
2

Portfolio Manager's Review

(Photo of John B. Fields - insert here)

At the end of your Fund's fiscal year, the U.S. investment climate was described by some market professionals as "the best of all possible worlds." This optimistic view reflected several encouraging developments in fiscal 1996:

* Alan Greenspan's reappointment to a second term as chairman of the Federal Reserve Board suggested the Fed would continue the effective monetary policy that has kept annual consumer price inflation at 3% or less in the 1990s.

* Corporate profits continued to grow, although not at the rapid pace of earlier in the decade. As of this writing, most analysts anticipated further gains in 1997, as companies benefit from new technology, cost cutting, mergers or higher overseas demand.

* The endorsement of "divided government" in the November elections suggested a climate of political stability, fiscal policy restraint and less regulatory activism.

* Many large U.S. companies remained well-positioned to compete globally, even though the U.S. dollar rose in value against major world currencies in 1996, potentially

TOP 10 HOLDINGS
Decatur Income and Decatur Total Return Funds
-------------------------------------------------------------------------------------------------------------------
(November 30, 1996)
                                                         Dividend    Investment
                                   Industry               Yield      Rationale
-------------------------------------------------------------------------------------------------------------------
SmithKline Beecham plc             pharmaceuticals         2.1%      New products, earnings growth
duPont de Nemours & Co.            chemicals               2.4%      Restructuring, higher oil prices
Frontier Corp.                     telecommunications      3.2%      Earnings growth potential
Pitney Bowes Corp.                 office products         2.3%      Updated postal meter products
Pharmacia & Upjohn                 pharmaceuticals         2.8%      Corporate cost-cutting efforts
Baxter International               medical equipment       2.6%      Merger benefits, new products
McGraw-Hill Cos.                   publishing              2.9%      Moving toward electronic publishing
Union Pacific Corp.                railroads               3.0%      Merger benefits, positive industry trends
Aon Corp.                          life insurance          2.4%      Business expansion prospects
Ford Motor Co.                     autos                   4.7%      Strong global prospects, high yield
S&P 500 INDEX                                              1.9%

Holdings are listed in order of size as a percentage of net assets within Decatur Income Fund. Decatur Total Return Fund has the same top 10 holdings, but in different percentages. SEC yields can be found on pages 10 and 11.

The Decatur Funds' top 10 holdings had an average yield of 2.7% as of November 30, 1996, some 90 basis points (0.90%) higher than the S&P 500. This yield does not include Fund expenses.

                               1996 annual report
making American products more expensive for foreigners to buy.

        Still, 1996 was not an easy year to be an investor. During the summer, stock prices generally dropped 10% or more. Some companies that did not meet analysts' earnings expectations saw their stock prices plummet.
        Despite a sharp drop in interest rates near the end of fiscal 1996, government bond prices didn't recover losses incurred between February and mid-summer, when fear of inflation dominated the bond and stock markets. At one point, securities analysts believed the Fed would even raise its target interest rate on loans between banks, hurting corporate earnings by raising the cost of capital.

We Select Stocks, Not Sectors
Rather than bet which way interest rates or the economic wind will blow,

(chart goes here)

Decatur Income
Superior Yield and Value
                         Dividend Yield Relative to           P/E of Fund
                           S&P 500/Relative Yield          Holdings/P/E Ratio
Nov-91                             1.1910                        20.88x
Dec-91                             1.2104                        22.28x
Jan-92                             1.1768                        22.00x
Feb-92                             1.1688                        21.83x
Mar-92                             1.1646                        21.88x
Apr-92                             1.1506                        21.98x
May-92                             1.1471                        22.18x
Jun-92                             1.1561                        21.45x
Jul-92                             1.1567                        22.75x
Aug-92                             1.1629                        22.11x
Sep-92                             1.1759                        21.87x
Oct-92                             1.1645                        21.64x
Nov-92                             1.1616                        22.20x
Dec-92                             1.1678                        22.46x
Jan-93                             1.1718                        21.48x
Feb-93                             1.1736                        21.62x
Mar-93                             1.1684                        21.68x
Apr-93                             1.1706                        19.89x
May-93                             1.1923                        20.05x
Jun-93                             1.2049                        19.66x
Jul-93                             1.2021                        18.27x
Aug-93                             1.2007                        18.77x
Sep-93                             1.2105                        18.54x
Oct-93                             1.2105                        17.76x
Nov-93                             1.2118                        17.57x
Dec-93                             1.2422                        16.87x
Jan-94                             1.2420                        17.37x
Feb-94                             1.2326                        17.06x
Mar-94                             1.2295                        16.89x
Apr-94                             1.2058                        15.98x
May-94                             1.2033                        16.33x
Jun-94                             1.1937                        15.94x
Jul-94                             1.2434                        15.24x
Aug-94                             1.2526                        15.68x
Sep-94                             1.2428                        14.45x
Oct-94                             1.2805                        14.49x
Nov-94                             1.2956                        13.65x
Dec-94                             1.3141                        13.72x
Jan-95                             1.3520                        13.09x
Feb-95                             1.3379                        13.72x
Mar-95                             1.3902                        13.17x
Apr-95                             1.4116                        13.43x
May-95                             1.4317                        13.54x
Jun-95                             1.4340                        13.35x
Jul-95                             1.4336                        13.83x
Aug-95                             1.4054                        13.92x
Sep-95                             1.4073                        14.53x
Oct-95                             1.4563                        13.71x
Nov-95                             1.4426                        14.31x
Dec-95                             1.4370                        14.71x
Jan-96                             1.4065                        14.56x
Feb-96                             1.4224                        15.28x
Mar-96                             1.4051                        15.15x
Apr-96                             1.4051                        15.14x
May-96                             1.4242                        15.30x
Jun-96                             1.4410                        15.24x
Jul-96                             1.4315                        14.44x
Aug-96                             1.4128                        15.00x
Sep-96                             1.4434                        15.60x
Oct-96                             1.4240                        15.66x
Nov-96                             1.4623                        16.62x
Dec-96                             1.4515                        16.17x

S&P 500 P/E = 18.3x as of 11/30/96

Since the fall of 1994, the average yield of stocks held by the Decatur Funds has steadily risen relative to the yield of the S&P 500. Also, as of November 30, 1996, stocks in the Funds' portfolios were selling at lower prices relative to earnings (P/E ratios) than stocks in the Index. This illustrates that the Funds have main-tained a value focus even as stock prices have risen sharply. The relative yield of Decatur Total Return Fund was 1.43 as of November 30, 1996, while the P/E of the Fund's holdings was 16.1x.

Yield shown above does not reflect expenses, which vary with each Fund and share class. Past performance does not guarantee future results. SEC yields for each Fund can be found on pages 10 and 11. P/E based on corporate earnings estimates for 1997 as reported to I/B/E/S by securities analysts. Relative yield is based on value of 1.0 for the S&P 500 Index. Actual yield of the Index was 1.92% as of November 30, 1996.

The Decatur Strategy

One common investment mistake is to hold a stock for too long. It's like climbing a tree to pick the highest hanging fruit when you've already got a basketful. The farther up you go, the greater the risk you'll lose your balance and drop what you have.
    The Decatur Funds' strict investment strategy helps prevent the Funds' management team from going out on a limb with any one company. Its sell discipline can be especially valuable in today's ebullient market environment because it forces the portfolio manager to make tough decisions.
    Decatur Income Fund and Decatur Total Return Fund follow a very clear buy/sell strategy. To be eligible for purchase or holding by the Funds, stocks must have a current dividend yield greater than that of the Standard & Poor's 500 Index.
    Decatur's management is most attracted to stocks whose yield is "high" relative to the S&P 500 but not necessarily the "highest" yield available.
    This "high" category of stocks has historically generated the greatest level of total return by providing above- average dividend income and the highest degree of capital appreciation as shown to the right.

                               1996 annual report
 Strategy
4
we focus on individual companies whose dividend yields and capital appreciation potential make them attractive candidates for Decatur Income Fund and Decatur Total Return Fund.
        In 1996, our dividend-driven investment guidelines led us to a diverse group of industries. Holdings of several industrial companies such as GENERAL ELECTRIC and DUPONT outperformed the market.
        During the year, we also purchased stocks of many globally oriented consumer growth companies such as pharmaceutical firms. We believed these stocks had strong earnings potential and that they were temporarily depressed as a result of the dollar's climb. In fiscal 1996, the share prices of some of these holdings, such as PHARMACIA & UPJOHN and FRONTIER CORP., were volatile amid market uncertainty about these companies' short-term prospects.
        The Decatur Funds' stock selection strategy generally does not include an evaluation of a company's potential to be acquired. However, we've found that our value orientation sometimes leads us to companies that, coincidentally, are acquired.
        In fiscal 1995, this phenomenon helped the performance of our bank stocks. This past year the Decatur Funds benefited from having selected three railroads involved in the freight rail industry's consolidation.
        Technology stocks made up about 14% of the S&P 500 as of year's end. However, we did not have many technology holdings as of the fiscal year's end. These stocks generally pay minimal dividends and thus do not meet our strict stock selection criteria.

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Long-Term Returns of Dividend Paying Stocks 1929 to 1996
Source: Case Studies

                             Income               Capital              Totals
Lowest                        2.9%                 7.3%                 10.2%
Low                           4.0%                 6.7%                 10.7%
Mid                           5.0%                 6.9%                 11.9%
High                          6.0%                 7.3%                 13.3%
Highest                       7.7%                 3.3%                 11.0%

(chart goes here)

    When a stock's yield falls below the average of the S&P 500, we view that as a sign that the stock has become fairly priced and that future appreciation potential is no longer attractive relative to possible risks. Sometimes we sell a stock whose yield is still above that of the S&P 500 average if we find what seems to be a more attractive candidate for either Fund or when a company's earnings or business operations have not met our expectations.

The Decatur Funds' investment strategy leads the portfolio manager to select stocks that fall within the "high" yield category. The top number represents average annual total return.

                               1996 annual report

Our Investment Goals
Over the years, the Decatur Funds' focus on dividend income has enabled us to:

*  Provide a rate of return meaningfully greater than inflation

*  Generate dividend income that has more than kept pace with inflation

        Historically, dividends have been a more reliable component of total return than capital appreciation, and we are mindful of this when we select stocks. Dividend income has produced nearly half of the S&P 500's total return since 1926, according to Ibbotson Associates.
        Decatur Income Fund seeks to maintain a higher yield than the S&P 500 through a combination of stock selection and the effective use of a small complement of high-yield, higher risk bonds. This strategy worked well during the past year as high-yield bonds outperformed other fixed-income investments.
        High-yield bonds add to the Fund's income potential; however, they are issued by companies whose ability to pay interest and repay principal is not as strong as companies with "investment grade" ratings. The strength of the U.S. economy helped many high-yield bonds outperform Treasuries for most of 1996.
        Our high-yield bonds, 10% of Decatur Income Fund's net assets as of November 30, are managed by Gerald T. Nichols, a senior Delaware Group fixed-income portfolio manager. He and his team generally follow a "quality first" philosophy and focus on bonds rated BB and B, the top two tiers of high-yield credit ratings.

Our Dividend-Oriented Buy/Sell Discipline at Work

Sweet Success With Monsanto Corp.

Nutrasweet brand sugar substitute, found on restaurant tables across America, is one of Monsanto Corp.'s more well-known products.
    We first selected Monsanto for Decatur Income and Decatur Total Return Funds' portfolios in early 1993, when the St. Louis-based company's stock had a yield that was more than one-and-a-half times that of the average yield of stocks in the S&P 500 Index. (yield= dividends/price).
    At the time, investors had turned sour on Monsanto for several reasons: a patent had expired for a key product in the company's
G.D. Searle pharmaceutical business and the cost to launch new drugs was high. Meanwhile, Monsanto's core chemical businesses weren't doing as well as those of other companies and Monsanto was restructuring, resulting in a charge against earnings.
    To us, however, the increase in Monsanto's dividend yield above the S&P 500 was a signal of value and potential capital appreciation. After Decatur's management completed a careful fundamental analysis of the company, we concluded that Monsanto was a well-managed, diversified, global business. We believed its problems were temporary, and that its dividend was too attractive to pass up. So we began purchasing shares.

                               1996 annual report
6

S & P 500 DIVIDEND INCREASES VS. INFLATION
Periods Ended December 31, 1996
-------------------------------------------------------------------------------
Cumulative Increase
                           S&P 500 Dividends         U.S. Consumer Price Index
-------------------------------------------------------------------------------
One Year*                       +6.9%                        +3.3%
Five Years                     +20.9%                       +18.3%
10 Years                       +78.1%                       +43.2%
25 Years                      +380.5%                      +298.2%

*Analysts and economists estimate as reported by Bernstein Research and Bloomberg Business News. Past performance is not a guarantee of future results. Source of historical data: CDA/Weisenberger and Bernstein Research.

        During the year, as the U.S. economy remained healthy, Decatur Income Fund focused primarily on high-yield bonds rated B to maximize income potential. We anticipate a greater focus on bonds with BB ratings should the U.S. economy continue to slow.

The Power of Dividends
In a market that has offered robust capital appreciation for two consecutive years, some market professionals have asked whether dividends and dividend growth really matter.
        Our answer is an unqualified yes. From a historical perspective, dividend-paying stocks have been an excellent source of high current income that has outpaced inflation as measured by the U.S. consumer price index. This is an important point to consider when comparing dividend-paying stocks against fixed-income investments.

    By the summer of 1995, Monsanto had become one of the five largest holdings in both Decatur Funds. Gradually, the company's prospects improved. Monsanto also raised its dividend. In fiscal 1996, we sold our position as the company's share price more than doubled from our purchase price and its dividend yield dropped to less than that of the S&P 500 Index.

 goals
                               1996 annual report

(chart goes here)

Monsanto Stock Price and Yield Relative to the S&P 500 Index

         Monsanto Stock Price/Price Per Share           Relative Yield
Dec. '90                  $9                                1.12
Jan. '91                $ 11                                1.08
Feb. '91                $ 11                                1.05
Mar. '91                $ 11                                1.12
Apr. '91                 $12                                1.00
May. '91                 $13                                0.99
Jun. '91                 $13                                0.91
Jul. '91                 $14                                0.92
Aug. '91                 $14                                0.91
Sep. '91                 $13                                0.97
Oct. '91                 $14                                0.99
Nov. '91                 $12                                1.11
Dec. '91                 $14                                1.07
Jan. '92                 $12                                1.11
Feb. '92                 $13                                1.03
Mar. '92                 $12                                1.11
Apr. '92                 $13                                1.10
May. '92                 $13                                1.21
Jun. '92                 $11                                1.29
Jul. '92                 $11                                1.33
Aug. '92                 $11                                1.38
Sep. '92                 $10                                1.37
Oct. '92                 $11                                1.33
Nov. '92                 $11                                1.40
Dec. '92                 $11                                1.36
Jan. '93                 $10                                1.45
Feb. '93                 $10                                1.51
Mar. '93                 $10                                1.55 YIELD IS HIGH SIGNALS BUY OPPORTUNITY
Apr. '93                 $11                                1.51
May. '93                 $12                                1.39
Jun. '93                 $12                                1.37
Jul. '93                 $11                                1.37
Aug. '93                 $13                                1.29
Sep. '93                 $13                                1.28
Oct. '93                 $14                                1.21
Nov. '93                 $13                                1.17
Dec. '93                 $15                                1.15
Jan. '94                 $15                                1.10
Feb. '94                 $15                                1.14
Mar. '94                 $16                                1.03
Apr. '94                 $16                                0.99
May. '94                 $16                                1.02
Jun. '94                 $15                                1.10
Jul. '94                 $15                                1.03
Aug. '94                 $16                                1.08
Sep. '94                 $16                                1.05
Oct. '94                 $15                                1.13
Nov. '94                 $14                                1.15
Dec. '94                 $14                                1.26
Jan. '95                 $15                                1.22
Feb. '95                 $15                                1.17
Mar. '95                 $16                                1.18
Apr. '95                 $16                                1.22
May. '95                 $16                                1.22
Jun. '95                 $18                                1.15
Jul. '95                 $18                                1.15
Aug. '95                 $18                                1.14
Sep. '95                 $20                                1.15
Oct. '95                 $21                                1.10
Nov. '95                 $23                                1.03
Dec. '95                 $24                                0.96
Jan. '96                 $26                                0.94
Feb. '96                 $27                                0.92
Mar. '96                 $31                                0.83 YIELD IS LOW SIGNALS SELL

        Both interest rates and the principal value of bonds move up and down with each change in the economic cycle or shift in Federal Reserve Board policy. However, since the 1920s, the amount of dividends paid to shareholders of stocks in the S&P 500 has grown an average of +4.7% per year.
        Obviously, dividends depend on corporate profits, and there's no guarantee dividends will rise in the future. We attempt to avoid those companies we call "value mirages" -- companies we believe are likely to cut dividends in the future even though their yield might be more than the S&P 500's.

Investment Outlook
We share Federal Reserve Board chairman Alan Greenspan's observation in early December that the danger of investor complacency can be greatest "when economic prospects are at their brightest."
        In the summer of 1996, as U.S. corporate earnings growth unexpectedly slowed, we began to see higher levels of market volatility.
        During periods of uncertainty, we believe the conservative, total return-oriented Decatur strategy has the potential to provide greater rewards to patient, long-term investors. Rather than ask whether and when one should get "in" or "out" of the market, we believe it makes greater sense for individuals to have a consistent investment strategy. Such a strategy could help increase total return potential and reduce risk.
        We are pleased to report that while our approach is less "aggressive" than that of some mutual funds, both Decatur Funds have fully participated in the market's capital appreciation potential of the past two years.
        By selecting established companies which are temporarily out-of-favor, we attempt to lay a sturdy portfolio foundation one brick at a time. With the help of dividends as our mortar, we believe the Decatur approach remains well-positioned to help investors prudently build wealth over time.

John B. Fields
Vice President and
Senior Portfolio Manager
December 11, 1996

(photo of family on beach here)

Q. With yields at an all-time low, do dividends still matter?
A. Definitely yes. They can point the way to capital appreciation potential, provide steady income and have historically made up 46% of the S&P 500's total return.
                               1996 annual report
8

Our Time-Tested Strategy
An Investment Discipline Based on Stocks with High Dividends and Capital Appreciation Potential

Decatur Income Fund
*  Dividends paid MONTHLY
*  Strives for a yield one percentage point higher than S&P 500 Index
*  Uses a small complement of high-yield bonds to provide more income

DECATUR INCOME FUND
PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------
(November 30, 1996)
                                            Decatur Income Fund
-------------------------------------------------------------------------
Median Market Capitalization                   $10.6 billion
Number of Stocks                                     67
Average Price-To-Earnings Ratio**                  16.2x
Top Sector -- Banking, Finance, Insurance          18.7%*
High-Yield Bonds                                    10%*
Beta***                                             0.70


Decatur Total Return Fund

*  Dividends paid QUARTERLY
*  Designed for investors whose primary goal is wealth-building
*  98% invested in stocks, 2% cash

DECATUR TOTAL RETURN FUND
PORTFOLIO HIGHLIGHTS
-------------------------------------------------------------------------
(November 30, 1996)

                                      Decatur Total Return Fund
-------------------------------------------------------------------------
Median Market Capitalization                $10.7 billion
Number of Stocks                                  72
Average Price-To-Earnings Ratio**               16.1x
Top Sector -- Banking, Finance, Insurance       20.5%*
Beta***                                          0.77

*of total net assets **Based on analysts earnings estimates for 1997 as reported to I/B/E/S; P/E ratio for the S&P 500 Index stocks was 18.3x. ***A measure of volatility relative to the S&P 500 Index for the past three years ended November 30. A number less than 1.0 means a security has fluctuated less in price than the index. A number more than 1.0 means the security has fluctuated in price more than the index.

                               1996 annual report

Fund Performance

Decatur Income Fund's performance has generally kept pace with its equity income peers during the past 10 years. Fund assets reached a record $1.9 billion during 1996.

Class A 30-Day SEC Yield as of
November 30, 1996, was 2.87%

(chart goes here)

DECATUR INCOME FUND'S 10-YEAR PERFORMANCE
Growth of a $10,000 Investment
Total Return Through November 30, 1996

                         Decatur Income Fund A            Lipper Equity Income Fund Average      Standard & Poor's 500 Index

Dec. '86                          $ 9,526                            $10,000                                $10,000
Nov. '87                          $ 9,099                            $ 9,272                                $ 9,533
Nov. '88                          $11,393                            $11,265                                $11,753
Nov. '89                          $13,653                            $13,762                                $15,371
Nov. '90                          $12,009                            $12,685                                $14,839
Nov. '91                          $13,866                            $15,229                                $17,850
Nov. '92                          $15,883                            $17,748                                $21,142
Nov. '93                          $18,400                            $20,342                                $23,275
Nov. '94                          $18,295                            $20,137                                $23,517
Nov. '95                          $23,970                            $25,770                                $32,198
Nov. '96                          $29,835                            $31,525                                $41,157

Decatur Total Return Fund marked its 10th anniversary on August 27, 1996. Your Fund's performance has outpaced its equity income peers for the past 10 years.

Class A 30-Day SEC Yield as of
November 30, 1996, was 1.84%

(chart goes here)

DECATUR TOTAL RETURN FUND 10-YEAR PERFORMANCE
Growth of a $10,000 Investment
Total Return Through November 30, 1996

                         Decatur Total Return Fund A      Lipper Equity Income Fund Average      Standard & Poor's 500 Index
Dec. '86                          $ 9,527                             $10,000                               $10,000
Nov. '87                          $ 8,567                             $ 9,272                               $ 9,533
Nov. '88                          $11,267                             $11,265                               $11,753
Nov. '89                          $13,940                             $13,762                               $15,371
Nov. '90                          $12,987                             $12,685                               $14,839
Nov. '91                          $14,798                             $15,229                               $17,850
Nov. '92                          $16,887                             $17,748                               $21,142
Nov. '93                          $19,375                             $20,342                               $23,275
Nov. '94                          $19,367                             $20,137                               $23,517
Nov. '95                          $26,083                             $25,770                               $32,198
Nov. '96                          $32,577                             $31,525                               $41,157

(chart goes here)

Both charts assume $10,000 invested on November 30, 1986, and include the effect of a 4.75% front-end sales charge and reinvestment of all capital gains and dividends. Performance of other classes of the Funds varies due to differing charges and expenses. Lipper Average does not include sales charge. See page 11 for B and C Class yields. Sales charges varied during the periods shown.

                               1996 annual report
10

DECATUR INCOME FUND
Average Annual Total Return through November 30, 1996
-------------------------------------------------------------------------------------------------------------------------
                                              Lifetime         Ten Years         Five Years       One Year
-------------------------------------------------------------------------------------------------------------------------
Class A (Est.1957)                            +12.19%          +11.55%            +15.43%          +18.57%
-------------------------------------------------------------------------------------------------------------------------
Class B (Est.1994)
    Excluding sales charge                    +20.53%                                              +23.43%
    Including sales charge                    +19.46%                                              +19.43%
-------------------------------------------------------------------------------------------------------------------------
Class C (Est.1995)
    Excluding sales charge                    +23.23%                                              +23.47%
    Including sales charge                    +23.23%                                              +22.47%

DECATUR TOTAL RETURN FUND
Average Annual Total Return through November 30, 1996
-------------------------------------------------------------------------------------------------------------------------
                                              Lifetime         Ten Years         Five Years        One Year
-------------------------------------------------------------------------------------------------------------------------
Class A (Est.1986)                            +13.03%          +12.54%            +15.97%          +18.95%
-------------------------------------------------------------------------------------------------------------------------
Class B (Est.1994)
    Excluding sales charge                    +22.35%                                              +24.01%
    Including sales charge                    +21.30%                                              +20.01%
-------------------------------------------------------------------------------------------------------------------------
Class C (Est.1995)
    Excluding sales charge                    +23.90%                                              +24.04%
    Including sales charge                    +23.90%                                              +23.04%

Return and share value of Decatur Income Fund and Decatur Total Return Fund fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. Performance above includes reinvestment of dividends and the effect of sales charges. Lifetime performance for B and C shares "excluding sales charge" assumes the investment was not redeemed.

Class A returns for both Funds reflect the effect of a front-end 4.75% maximum sales charge, and a 12b-1 fee (for Decatur Total Return since inception; for Decatur Income Fund since May 1, 1994).

Class B shares, initially offered September 6, 1994, do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a maximum deferred sales charge of 4% if redeemed before the end of the sixth year.

Class C shares, initially offered on November 29, 1995, have a 1% annual distribution and service fee and a 1% contingent deferred sales charge if redeemed within 12 months of purchase.

Thirty-day yield for both Class B and C shares was 2.18% for Decatur Income Fund and 1.22% for Decatur Total Return Fund, measured according to Securities and Exchange Commission guidelines as of November 30, 1996.

The average annual total returns for Decatur Total Return Fund's Institutional Class for the 10-year, five-year and one-year periods ended November 30, 1996, were, respectively +13.19%, +17.33% and +25.24%. For
Decatur Income Fund Institutional Class, the average annual returns for the 10-year, five-year and one-year periods ended November 30, 1996, were, respectively, +12.13%, +16.65% and +24.65%. The Institutional Class of both Funds is available without sales or asset-based distribution charges only to certain eligible institutional accounts. Decatur Total Return's total return for periods prior to January 13, 1994, has not been adjusted to eliminate the effect of the 12b-1 fee that applies to A Class shares. Institutional Class yields as of November 30, 1996, were 3.28% for Decatur Income Fund and 2.35% for Decatur Total Return Fund.

                               1996 annual report

THE DECATUR STRATEGY
Four Decades of Harnessing the Power of Dividends
Total Return Since March 18, 1957
$10,000 Initial Investment/Total Return (Reinvested dividends plus capital gains)

(chart goes here)

                                         Decatur Income Fund             U.S. Consumer Price Index              S & P 500 Index
Mar. '57 Decatur Income Fund first
          offered on March 18,1957            $  9,525                             $10,000                           $ 10,000
Nov. '57                                      $  8,570                             $10,258                           $  9,939
Nov. '58                                      $ 11,360                             $10,446                           $ 12,990
Nov. '59                                      $ 12,880                             $10,594                           $ 14,887
Nov. '60 Dow Jones Industrial Average at 597  $ 12,954                             $10,750                           $ 14,690
Nov. '61 Berlin Wall Built                    $ 15,728                             $10,822                           $ 19,413
Nov. '62                                      $ 15,419                             $10,967                           $ 17,527
Nov. '63 Kennedy Assasinated                  $ 17,583                             $11,111                           $ 21,273
Nov. '64                                      $ 21,833                             $11,255                           $ 25,264
Nov. '65                                      $ 25,393                             $11,448                           $ 28,245
Nov. '66 Vietnam War Escalates                $ 23,691                             $11,857                           $ 25,659
Nov. '67                                      $ 30,941                             $12,194                           $ 30,959
Nov. '68                                      $ 41,785                             $12,772                           $ 36,813
Nov. '69 Firt Man on the Moon                 $ 35,815                             $13,506                           $ 32,902
Nov. '70                                      $ 36,323                             $14,265                           $ 31,774
Nov. '71 Wage and Price Controls              $ 41,792                             $14,758                           $ 35,351
Nov. '72                                      $ 48,166                             $15,276                           $ 45,152
Nov. '73                                      $ 39,741                             $16,564                           $ 38,263
Nov. '74 Steepest Market Decline in
          Four Decades                        $ 36,512                             $18,575                           $ 29,137
Nov. '75                                      $ 47,454                             $19,935                           $ 39,689
Nov. '76                                      $ 63,004                             $20,922                           $ 46,095


IT TAKES NEARLY $6 TO BUY WHAT $1 BOUGHT WHEN DWIGHT D. EISENHOWER STARTED HIS SECOND TERM AS PRESIDENT AND CARS HAD TAILFINS. DURING THAT TIME, $1 INVESTED IN DECATUR INCOME FUND WOULD HAVE GROWN TO MORE THAN $95 AS SHOWN ABOVE.

                               1996 annual report
12

$959,545 WITH DIVIDEND REINVESTMENT
$468,218 = THE POWER OF REINVESTMENT
$468,304 Account Value With Dividends Taken In Cash

(chart goes here)

                                         Decatur Income Fund             U.S. Consumer Price Index              S & P 500 Index
Nov. '77                                      $ 67,070                             $22,318                           $ 44,751
Nov. '78                                      $ 68,288                             $24,316                           $ 47,088
Nov. '79                                      $ 83,602                             $27,386                           $ 55,685
Nov. '80 Dow at 993; Interest Rates
          at All-Time Highs                   $108,779                             $30,841                           $ 77,685
Nov. '81                                      $116,609                             $33,790                           $ 73,493
Nov. '82 Start of Great Bull Market of
          the '80s                            $140,934                             $35,343                           $ 85,428
Nov. '83                                      $178,098                             $36,487                           $107,204
Nov. '84                                      $187,798                             $37,956                           $110,316
Nov. '85                                      $237,008                             $39,316                           $142,238
Nov. '86 Dow Nears 2000                       $306,392                             $39,822                           $181,504
Nov. '87 Sharpest One-Day Decline
          in Market History                   $292,670                             $41,627                           $172,933
Nov. '88                                      $366,431                             $43,370                           $212,987
Nov. '89                                      $439,125                             $45,389                           $278,510
Nov. '90 Persian Gulf Crisis;
          Worldwide Recession                 $386,234                             $48,237                           $268,776
Nov. '91                                      $445,959                             $49,679                           $323,397
Nov. '92                                      $510,828                             $51,193                           $382,926
Nov. '93                                      $591,780                             $52,563                           $421,541
Nov. '94 Fed Begins Raising Short-
          Term Interest Rates                 $588,387                             $53,969                           $425,869
Nov. '95                                      $770,897                             $55,356                           $582,694
Nov. '96                                      $959,545                             $57,251                           $744,474

DECATUR INCOME FUND'S RETURN AND SHARE VALUE FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COSTS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

Performance of other classes of Decatur Income Fund differ from the above due to differing charges and expenses. See pages 10 and 11 for complete performance information.

                               1996 annual report
                                                                              13

FINANCIAL STATEMENTS
DELAWARE GROUP DECATUR FUND, INC. -
DECATUR INCOME FUND
STATEMENT OF NET ASSETS/NOVEMBER 30, 1996

-------------------------------------------------------------------------------
                                                   Number          Market
                                                 of Shares          Value
                      ---------------------------------------------------------
 COMMON STOCK - 86.45%
 Aerospace & Defense - 1.25%
 General Dynamics .............................     326,800   $ 24,101,500
                                                              ------------
                                                                24,101,500
                                                              ------------
 Automobiles & Auto Parts - 5.72%
 Dana .........................................     650,600     20,249,925
 FORD MOTOR ...................................   1,208,900     39,591,475
 General Motors ...............................     531,100     30,604,638
 ITT Industries ...............................     839,800     19,630,325
                                                              ------------
                                                               110,076,363
                                                              ------------
 Banking, Finance & Insurance - 18.65%
 American General .............................     418,200     17,198,475
 AmSouth Bancorporation .......................     270,300     13,481,213
 AON ..........................................     673,300     40,987,138
 Bank of Boston ...............................     351,700     24,575,038
 Chase Manhattan ..............................     317,800     30,032,100
 CIGNA ........................................     172,800     24,429,600
 Crestar Financial ............................     401,400     27,947,475
 First Chicago NBD ............................     554,644     32,585,335
 First Union ..................................     225,700     17,237,838
 ITT Hartford Group ...........................     442,700     30,269,613
 Mellon Bank ..................................     314,400     22,715,400
 Mercantile Bancorporation ....................     349,900     18,500,963
 Signet Banking ...............................     178,300      5,393,575
 St. Paul .....................................      63,800      3,756,225
 Summit Bancorp ...............................     662,100     29,711,738
 U.S.Bancorp ..................................     473,700     20,309,888
                                                              ------------
                                                               359,131,614
                                                              ------------
 Buildings & Materials - 0.13%
 Masco ........................................      68,900      2,514,850
                                                              ------------
                                                                 2,514,850
                                                              ------------
 Cable, Media & Publishing - 2.21%
 MCGRAW-HILL ..................................     933,400     42,469,700
                                                              ------------
                                                                42,469,700
                                                              ------------
 Chemicals - 4.58%
 DUPONT (E.I.) DENEMOURS ......................     485,000     45,711,250
 Imperial Chemical Industries ADR .............     325,700     16,854,975
 Rhone-Poulenc ADR ............................     357,700     11,580,538
 Witco ........................................     462,800     14,057,550
                                                              ------------
                                                                88,204,313
                                                              ------------
 Electronics & Electrical
   Equipment - 3.56%
 Eaton ........................................     340,500     23,579,625
-------------------------------------------------------------------------------
                                                    Number          Market
                                                  of Shares          Value
                       --------------------------------------------------------
 Thomas & Betts ...............................     400,000   $ 18,100,000
 Xerox ........................................     545,500     26,797,688
                                                              ------------
                                                                68,477,313
                                                              ------------
 Energy - 9.05%
 British Petroleum ADR ........................     209,896     29,123,070
 Mobil ........................................     296,560     35,883,760
 Occidental Petroleum .........................     541,400     12,993,600
 Texaco .......................................     378,700     37,538,638
 USX-Marathon Group ...........................   1,181,900     27,035,963
 Williams .....................................     565,000     31,710,625
                                                              ------------
                                                               174,285,656
                                                              ------------
 Food, Beverage & Tobacco - 6.24%
 Anheuser-Busch ...............................     398,000     16,865,250
 Heinz (H.J.)  ................................     761,950     28,858,856
 Philip Morris ................................     321,600     33,165,000
 Quaker Oats ..................................     582,000     22,916,250
 RJR Nabisco Holdings .........................     576,440     18,446,080
                                                              ------------
                                                               120,251,436
                                                              ------------
 Healthcare & Pharmaceuticals - 13.25%
 American Home Products .......................     498,500     32,028,625
 BAXTER INTERNATIONAL .........................   1,004,400     42,687,000
 Bristol-Myers Squibb .........................     346,300     39,391,625
 PHARMACIA & UPJOHN ...........................   1,112,300     42,962,588
 SMITHKLINE BEECHAM ADR UNIT ..................     726,300     50,023,913
 Tambrands ....................................     410,000     17,527,500
 Warner-Lambert ...............................     427,400     30,559,100
                                                              ------------
                                                               255,180,351
                                                              ------------
 Metals & Mining - 0.56%
 Reynolds Metals ..............................     180,700     10,751,650
                                                              ------------
                                                                10,751,650
                                                              ------------
 Paper & Forest Products - 3.11%
 Temple-Inland ................................     329,800     17,726,750
 Union Camp ...................................     304,900     14,978,213
 Weyerhaeuser .................................     593,100     27,282,600
                                                              ------------
                                                                59,987,563
                                                              ------------
 Real Estate - 2.37%
 Liberty Property Trust .......................     818,300     19,025,475
 Simon DeBartolo Group ........................     973,400     26,646,825
                                                              ------------
                                                                45,672,300
                                                              ------------
 Retail - 2.72%
 May Department Stores ........................     628,000     30,615,000

----------
Top 10 stock holdings, representing 22.61% of net assets, are printed in red.

                               1996 annual report
14

-------------------------------------------------------------------------------
                                                    Number          Market
                                                  of Shares          Value
                       --------------------------------------------------------
 COMMON STOCK (CONTINUED)
 RETAIL (CONTINUED)

 Penney (J.C.)  ...............................      406,800  $ 21,865,500
                                                              ------------
                                                                52,480,500
                                                              ------------
 Telecommunications - 5.90%
 ALLTEL .......................................      720,000    22,950,000
 BCE ..........................................      495,100    24,816,888
 FRONTIER .....................................    1,698,600    44,588,250
 GTE ..........................................      475,400    21,333,575
                                                              ------------
                                                               113,688,713
                                                              ------------
 Transportation & Shipping - 3.41%
 Conrail ......................................      158,000    15,365,500
 Norfolk Southern .............................       89,900     8,091,000
 UNION PACIFIC ................................      724,640    42,210,280
                                                              ------------
                                                                65,666,780
                                                              ------------
 Miscellaneous - 3.74%
 Minnesota Mining & Manufacturing .............      331,100    27,729,625
 PITNEY BOWES .................................      749,400    44,214,600
                                                              ------------
                                                                71,944,225
                                                              ------------
 Total Common Stock (cost $1,402,482,876) .....              1,664,884,827
                                                             -------------

 CONVERTIBLE PREFERRED STOCK - 1.72%
 Banking, Finance & Insurance - 0.74%
 Salomon 7.625% pfd cv series FSA .............      495,000    14,169,375
                                                             -------------
                                                                14,169,375
                                                             -------------
 Metals & Mining - 0.98%
 Freeport McMoRan Copper & Gold 7.0% pfd cv ...      620,900    18,937,450
                                                             -------------
                                                                18,937,450
                                                             -------------
 Total Convertible Preferred Stock
   (cost $30,097,493)  ........................                 33,106,825
                                                             -------------

                                                   Principal
                                                    Amount
 CORPORATE BONDS - 9.78%
 Aerospace & Defense - 0.21%
 BE Aerospace sr nts 9.75% 03/01/03  ..........  $ 1,960,000     2,031,050
 Sequa sr sub nts 9.375% 12/15/03 .............    2,000,000     2,017,500
                                                             -------------
                                                                 4,048,550
                                                             -------------
 Automobiles & Auto Parts - 0.34%
*Delco Remy International
   sr sub nts 10.625% 08/01/06 .................   2,000,000     2,095,000
 Harvard Industries sr nts 11.125% 08/01/05....    1,500,000     1,271,250
 JPS Automotive Products
   sr nts 11.125% 06/15/01  ...................    2,000,000     2,065,000
 Speedy Muffler King nts 10.875% 10/01/06 .....    1,125,000     1,195,313
                                                             -------------
                                                                 6,626,563
 Banking, Finance & Insurance - 0.24%
*Aetna Industries sr nts 11.875% 10/01 /06 ......  2,000,000     2,105,000

-------------------------------------------------------------------------------
                                                   Principal        Market
                                                    Amount           Value
                       --------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
 BANKING, FINANCE & INSURANCE
  (CONTINUED)

 First Nationwide Holdings
   sr sec nts 9.125% 01/15/03 .................. $ 2,500,000   $ 2,531,250
                                                             -------------
                                                                 4,636,250
                                                             -------------
 Buildings & Materials - 0.22%
 American Standard sr nts 10.875% 05/15/99 ....    2,750,000     2,949,375
 USG sr nts 8.50% 08/01/05 ....................    1,250,000     1,298,438
                                                             -------------
                                                                 4,247,813
                                                             -------------
 Cable, Media & Publishing - 1.30%
 Adelphia Communications
   sr debs 9.875% 03/01/05  ...................    3,000,000     2,722,500
 Cablevision Industries
   sr sub debs 10.75% 04/01/04 ................    1,500,000     1,552,500
 Cablevision Systems sr nts 9.875%
   05/15/06 ...................................    2,000,000     2,015,000
 Century Communications
   sr sub debs 11.875% 10/15/03 ...............    1,500,000     1,601,250
 Comcast sr sub nts 9.125% 10/15/06 ...........    2,000,000     2,035,000
 Jones Intercable sr nts 9.625%
   03/15/02 ...................................    2,500,000     2,584,375
 Lenfest Communications
   sr nts 8.375% 11/01/05  ....................    3,000,000     2,895,000
 Lenfest Communication
   sr nts 10.50% 06/15/06  ....................      800,000       826,000
 Muzak LP/Muzak Capital
   unsec sr nts 10.00% 10/01/03 ...............    1,500,000     1,516,875
 Rogers Cablesystems
   sr sec nts 10.00% 12/01/07 .................    1,350,000     1,414,125
 Rogers Cablesystems
   sr sub nts 11.00% 12/01/15 .................      840,000       894,600
 Sullivan Graphics sr sub nts 12.75%
   08/01/05 ...................................    2,000,000     1,945,000
 Telewest Communications
   sr debs 9.625% 10/01/06  ...................    3,000,000     3,075,000
                                                             -------------
                                                                25,077,225
                                                             -------------
 Chemicals - 0.72%
*Astor sr sub nts 10.50% 10/15/06 .............    2,500,000     2,550,000
 BPC Holding sr nts 12.50% 06/15/06 ...........    2,000,000     2,102,500
 Carbide Graphite sr nts 11.50% 09/01/03 ......    1,818,000     1,990,710
*ISP Holdings sr nts 9.75% 02/15/02 ...........    1,082,000     1,136,100
 NL Industries sr sec nts 11.75% 10/15/03 .....    1,290,000     1,325,475
 Scotts sr sub nts 9.875% 08/01/04 ............      950,000     1,002,250
 Sterling Chemicals sr sub nts 11.75% 08/15/06     1,000,000     1,026,250
 UCC Investors sr sub nts 11.00% 05/01/03 .....    2,500,000     2,687,500
                                                             -------------
                                                                13,820,785
                                                             -------------
 Computers & Technology - 0.17%
 Unisys sr nts 12.00% 04/15/03 ................    1,500,000     1,575,000
 Unisys sr nts 11.75% 10/15/04 ................    1,700,000     1,780,750
                                                             -------------
                                                                 3,355,750
                                                             -------------
 Consumer Products - 0.39%
 American Safety Razor sr nts 9.875% 08/01/05 .    3,000,000     3,187,500
 Calmar sr sub nts 11.50% 08/15/05 ............    1,000,000     1,035,000
 Revlon sr nts 9.50% 06/01/99 .................    1,500,000     1,550,625
 Revlon Worldwide sr sec nts 0.00% 03/15/98 ...    2,000,000     1,725,000
                                                             -------------
                                                                 7,498,125
                                                             -------------
                               1996 annual report
-------------------------------------------------------------------------------
                                                  Principal        Market
                                                    Amount          Value
                       --------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
 Electronics & Electrical Equipment
   - 0.63%
 Advanced Micro Devices
   sr nts 11.00% 08/01/03 .....................   $2,000,000   $ 2,167,500
 Essex Group sr nts 10.00% 05/01/03 ...........    1,450,000     1,500,750
 IMO Industries sr sub nts 11.75% 05/01/06 ....      510,000       488,325
 Interlake sr nts 12.00% 11/15/01 .............    1,500,000     1,612,500
 Interlake sr sub debs 12.125% 03/01/02 .......    1,500,000     1,552,500
 Mark IV Industries sub deb 8.75% 04/01/03 ....    1,500,000     1,567,500
*Shop Vac sr nts 10.625% 09/01/03 .............    3,000,000     3,165,000
                                                             -------------
                                                                12,054,075
                                                             -------------
 Energy - 0.55%
 California Energy sr sec nts 9.875%06/30/03 ..    1,500,000     1,576,875
 Costilla Energy sr nts 10.25% 10/01/06 .......    1,100,000     1,141,250
 Falcon Drilling sr nts 8.875% 03/15/03 .......    2,500,000     2,500,000
 Gulf Canada Resources
   sr sub debs 9.25% 01/15/04 .................    2,500,000     2,662,500
 MESA Operating nts 10.63% 07/01/06 ...........    1,000,000     1,080,000
 Plains Resources sr sub nts 10.25% 03/15/06 ..    1,500,000     1,591,875
                                                             -------------
                                                                10,552,500
                                                             -------------
 Food, Beverage & Tobacco - 0.37%
*Core-Mark International
   sr sub nts 11.375% 09/15/03 ................    1,000,000     1,020,000
 Mafco sr sub nts 11.875% 11/15/02 ............    2,800,000     2,975,000
 PMI Acquisition sr sub nts 10.25% 09/01/03 ...    3,000,000     3,060,000
                                                             -------------
                                                                 7,055,000
                                                             -------------
 Healthcare & Pharmaceuticals - 0.10%
 HEALTHSOUTH Rehabilitation
   sr sub nts 9.50% 04/01/01 ..................    1,500,000     1,601,250
 Paracelsus Healthcare
   sr sub nts 10.00% 08/15/06 .................      455,000       395,850
                                                             -------------
                                                                 1,997,100
                                                             -------------
 Industrial Machinery - 0.21%
 Jordan Industries sr nts 10.38% 08/01/03 .....    2,000,000     1,945,000
*Spinnaker Industries sr nts 10.75% 10/15/06 ..    2,000,000     2,052,500
                                                             -------------
                                                                 3,997,500
                                                             -------------
 Leisure, Lodging & Entertainment
    - 0.82%
*American Skiing sr sub nts 12.00% 07/15/06 ...      500,000       517,500
 Argosy Gaming 1st mtg nts 13.25% 06/01/04 ....    3,000,000     2,820,000
 Bally's Grand 1st mtg nts 10.375% 12/15/03 ...    2,000,000     2,245,000
 Cinemark USA sr sub nts 9.625% 08/01/08 ......    5,000,000     5,062,500
*Eldorado Resorts LLC
   sr sub nts 10.50% 08/15/06 .................    2,000,000     2,110,000
 Trump-Atlantic City
   1st mtg nts 11.25% 05/01/06 ................    3,250,000     3,055,000
                                                             -------------
                                                                15,810,000
                                                             -------------
 Metals & Mining - 0.39%
 Armco sr nts 11.375% 10/15/99 ................    1,250,000     1,312,500

-------------------------------------------------------------------------------
                                                   Principal       Market
                                                    Amount          Value
                       --------------------------------------------------------

 Commonwealth Aluminum
   sr sub nts 10.75% 10/01/06 .................   $1,000,000    $1,025,000
 G.S. Technologies sr nts 12.25% 10/01/05 .....    3,000,000     3,142,500
 NS Group units 13.50% 07/15/03 ...............    1,000,000     1,000,000
 Oregon Steel Mills
   1st mtg nts 11.00% 06/15/03 ................    1,000,000     1,072,500
                                                             -------------
                                                                 7,552,500
                                                             -------------
 Packaging & Containers - 0.50%
 Container Corporation of America
   sr nts 11.25% 05/01/04 .....................    2,000,000     2,165,000
 Gaylord Container sr nts 11.50% 05/15/01 .....    1,500,000     1,597,500
 Ivex Packaging sr sub nts 12.50% 12/15/02 ....    1,330,000     1,433,075
 Stone Container sr nts 12.625% 07/15/98 ......    1,000,000     1,066,250
 Stone Container 1st mtg nts 10.75% 10/01/02 ..      785,000       819,344
 U.S. Can sr sub nts 13.50% 01/15/02 ..........    2,500,000     2,646,875
                                                             -------------
                                                                 9,728,044
                                                             -------------
 Paper & Forest Products - 0.68%
 Doman Industries Limited sr nts
   8.75% 03/15/04 .............................    3,000,000     2,820,000
*Four M sr nts 12.00% 06/01/06 ................      450,000       464,625
 Pacific Lumber sr nts 10.50% 03/01/03 ........    3,000,000     3,015,000
 Repapa New Brunswick
   sr sec nts 10.625% 04/15/05 ................    2,000,000     1,945,000
 Repap Wisconsin sr nts 9.25% 02/01/02 ........      625,000       610,938
 Repap Wisconsin sr nts 9.875% 05/01/06 .......    1,500,000     1,477,500
 Riverwood International
   sr sub nts 10.875% 04/01/08 ................    3,000,000     2,730,000
                                                             -------------
                                                                13,063,063
                                                             -------------
 Retail - 0.45%
*Cole National Group
   sr sub nts 9.875% 12/31/06  ................    2,500,000     2,537,500
 Cort Furniture sr nts 12.00% 09/01/00 ........      967,000     1,054,030
 Fleming Companies sr nts 10.625% 12/15/01 ....    2,000,000     2,020,000
 Ralphs Grocery sr nts 10.45% 06/15/04 ........    3,000,000     3,120,000
                                                             -------------
                                                                 8,731,530
                                                             -------------
 Telecommunications - 0.14%
 Galaxy Telecommunication L.P.
   sr sub nts 12.375% 10/01/05 ................    1,000,000     1,042,500
 Paging Network sr sub nts 10.125% 08/01/07 ...    1,000,000     1,005,000
 Rogers Cantel Mobile Communications
   sr sub nts 11.125% 07/15/02 ................      550,000       594,000
                                                             -------------
                                                                 2,641,500
                                                             -------------
 Textiles & Furniture - 0.23%
 Clark-Schwebel sr nts 10.50% 04/15/06 ........    2,000,000     2,125,000
*Lifestyle Furnishings
   sr sub nts 10.875% 08/01/06 ................    2,100,000     2,236,500
                                                             -------------
                                                                 4,361,500
                                                             -------------
 Transportation & Shipping - 0.28%
*Blue Bird Body sr sub nts 10.75% 11/15/06 ....    1,100,000     1,146,750

                               1996 annual report
16

-------------------------------------------------------------------------------
                                                 Principal           Market
                                                   Amount             Value
                       --------------------------------------------------------
 CORPORATE BONDS (CONTINUED)
  Teekay Shipping
    1st pfd mtg nts 8.32% 02/01/08 ............. $  1,500,000   $ 1,500,000
  Viking Star Shipping
    1st pfd mtg nts 9.625% 07/15/03 ............    2,600,000     2,713,750
                                                              -------------
                                                                  5,360,500
                                                              -------------
  Utilities - 0.53%
  AES sr sub nts 10.25% 07/15/06 ...............    3,000,000     3,225,000
  Calpine sr nts 10.50% 05/15/06 ...............    2,000,000     2,100,000
  Midland Funding II sr sub debs
    11.75% 07/23/05 ............................    2,000,000     2,230,000
  TransTexas Gas sr sec nts 11.50% 06/15/02 ....    2,500,000     2,706,250
                                                              -------------
                                                                 10,261,250
                                                              -------------
  Miscellaneous - 0.31%
  Graphic Controls sr sub nts 12.00% 09/15/05 ..    2,500,000     2,750,000
  Knoll sr sub nts 10.875% 03/15/06 ............    2,000,000     2,185,000
  Pierce Leahy sr sub nts 11.125% 07/15/06 .....      900,000       990,000
                                                              -------------
                                                                  5,925,000
                                                              -------------
  Total Corporate Bonds (cost $182,951,039) ....                188,402,123
                                                              -------------
 REPURCHASE AGREEMENTS - 1.77%
 With Chase Manhattan 5.60% 12/2/96
   (dated 11/29/96, collateralized by
   $18,515,000 U.S. Treasury Notes 6.125%
   due 8/31/98, market value $18,946,780) .....    18,515,000    18,515,000
 With J.P. Morgan Securities 5.60% 12/2/96
   (dated 11/29/96, collateralized by
   $15,546,000 U.S. Treasury Notes 6.375%
   due 3/31/01, market value $16,017,800) .....    15,679,000    15,679,000
                                                              -------------
 Total Repurchase Agreements
   (cost $34,194,000)  ........................                  34,194,000
                                                              -------------

 TOTAL MARKET VALUE OF SECURITIES OWNED - 99.72%
   (cost $1,649,725,408) ...................................  1,920,587,775
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.28% ..............................      5,296,893
                                                              -------------
 NET ASSETS APPLICABLE TO 90,330,046 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% .................... $1,925,884,668
                                                             ==============

 NET ASSET VALUE - DECATUR INCOME FUND A CLASS
  ($1,616,314,641 / 75,797,541 SHARES) ......................       $21.32
                                                                    ======
 NET ASSET VALUE - DECATUR INCOME FUND B CLASS
  ($60,689,085 / 2,855,222 SHARES) ..........................       $21.26
                                                                    ======
 NET ASSET VALUE - DECATUR INCOME FUND C CLASS
  ($4,833,437 / 226,637 SHARES) .............................       $21.33
                                                                    ======
 NET ASSET VALUE - DECATUR INCOME FUND INSTITUTIONAL CLASS
  ($244,047,505 / 11,450,646 SHARES) ........................       $21.31
                                                                    ======
----------
*These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1996, these securities amounted to $23,136,475 or 1.20% of net assets.

Summary of Abbreviations:
        cv    - convertible
        debs  - debentures
        mtg   - mortgage
        nts   - notes
        pfd   - preferred
        sec   - secured
        sr    - senior
        sub   - subordinated
        unsec - unsecured
----------
COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
Common stock, $1 par value, 500,000,000 shares authorized to the Fund with 350,000,000 shares allocated to Decatur
  Income Fund A Class, 50,000,000 shares allocated to Decatur
  Income Fund B Class, 50,000,000 shares allocated to Decatur
  Income Fund C Class and 50,000,000 shares allocated to
  Decatur Income Fund Institutional Class                     $1,414,705,526
  Accumulated undistributed income:
    Net investment income ...................................        480,076
    Net realized gain on investments.                            239,836,699
    Net unrealized appreciation of investments                   270,862,367
                                                              --------------
    Total net assets ........................................ $1,925,884,668
                                                              ==============

                             See accompanying notes

                               1996 annual report

DELAWARE GROUP DECATUR FUND, INC. --
DECATUR TOTAL RETURN FUND
STATEMENT OF NET ASSETS/NOVEMBER 30, 1996

-------------------------------------------------------------------------------
                                                       Number       Market
                                                     of Shares       Value
                       --------------------------------------------------------
 COMMON STOCK - 97.18%
 Aerospace & Defense - 2.37%
 AMP .............................................    172,700    $  6,605,775
 General Dynamics ................................    160,300      11,822,125
                                                                 ------------
                                                                   18,427,900
                                                                 ------------
 Automobiles & Auto Parts - 5.07%
 FORD MOTOR ......................................    535,200      17,527,800
 General Motors ..................................    235,100      13,547,638
 ITT Industries ..................................    357,300       8,351,888
                                                                 ------------
                                                                   39,427,326
                                                                 ------------
 Banking,Finance & Insurance - 20.48%
 American General ................................    234,000       9,623,250
 AmSouth Bancorporation ..........................    153,900       7,675,763
 AON .............................................    275,900      16,795,413
 Bank of Boston ..................................    149,200      10,425,350
 Chase Manhattan .................................    142,200      13,437,900
 CIGNA ...........................................     78,400      11,083,800
 Crestar Financial ...............................    167,500      11,662,188
 First Chicago NBD ...............................    216,816      12,737,940
 First Union .....................................     96,600       7,377,825
 ITT Hartford Group ..............................    194,500      13,298,938
 Mellon Bank .....................................    139,000      10,042,750
 Mercantile Bancorporation .......................    172,800       9,136,800
 Signet Banking ..................................     75,700       2,289,925
 St. Paul ........................................     32,000       1,884,000
 Summit Bancorp ..................................    286,680      12,864,765
 U.S.Bancorp .....................................    208,800       8,952,300
                                                                 ------------
                                                                  159,288,907
                                                                 ------------
 Buildings & Materials - 0.98%
 Armstrong World Industries ......................     87,700       6,599,425
 Masco ...........................................     29,300       1,069,450
                                                                 ------------
                                                                    7,668,875
                                                                 ------------
 Cable, Media & Publishing - 2.60%
 MCGRAW-HILL .....................................    444,800      20,238,400
                                                                 ------------
                                                                   20,238,400
                                                                 ------------
 Chemicals - 4.86%
 DUPONT (E.I.) DENEMOURS .........................    225,900      21,291,075
 Imperial Chemical Industries ADR ................    142,600       7,379,550
 Rhone-Poulenc ADR ...............................    142,100       4,600,488
 Witco ...........................................    148,400       4,507,650
                                                                 ------------
                                                                   37,778,763
                                                                 ------------
 Electronics & Electrical Equipment -
   5.20%
 Eaton ...........................................    157,000      10,872,250
 Hubbell Class B .................................    127,200       5,342,400
 Thomas & Betts ..................................    277,400      12,552,350

-------------------------------------------------------------------------------
                                                       Number       Market
                                                     of Shares       Value
                       --------------------------------------------------------
 COMMON STOCK (CONTINUED)
 ELECTRONICS & ELECTRICAL
   EQUIPMENT (CONTINUED)

 Xerox ...........................................    238,000    $ 11,691,750
                                                                 ------------
                                                                   40,458,750
                                                                 ------------
 Energy - 10.21%
 British Petroleum ADR ...........................     98,228      13,629,135
 Mobil ...........................................    135,600      16,407,600
 Occidental Petroleum ............................    310,500       7,452,000
 Phillips Petroleum ..............................    114,900       5,184,863
 Texaco ..........................................    164,400      16,296,150
 USX-Marathon Group ..............................    425,400       9,731,025
 Williams ........................................    191,000      10,719,875
                                                                 ------------
                                                                   79,420,648
                                                                 ------------
 Food,Beverage & Tobacco - 6.78%
 Anheuser-Busch ..................................    172,500       7,309,688
 Heinz (H.J.)  ...................................    350,250      13,265,719
 Philip Morris ...................................    138,400      14,272,500
 Quaker Oats .....................................    249,400       9,820,125
 RJR Nabisco Holdings ............................    251,820       8,058,240
                                                                 ------------
                                                                   52,726,272
                                                                 ------------
 Healthcare & Pharmaceuticals
   - 14.47%
 American Home Products ..........................    164,700      10,581,975
 BAXTER INTERNATIONAL ............................    434,800      18,479,000
 Bristol-Myers Squibb ............................    138,600      15,765,750
 Glaxo Wellcome PLC ADR ..........................    257,700       8,471,888
 PHARMACIA & UPJOHN ..............................    481,500      18,597,938
 SMITHKLINE BEECHAM PLC ADR UNIT .................    269,600      18,568,700
 Tambrands .......................................    200,000       8,550,000
 Warner-Lambert ..................................    189,100      13,520,650
                                                                 ------------
                                                                  112,535,901
                                                                 ------------
 Metals & Mining - 2.06%
 Freeport-McMoRan Copper & Gold Class B ..........    360,764      11,364,066
 Reynolds Metals .................................     77,900       4,635,050
                                                                 ------------
                                                                   15,999,116
                                                                 ------------
 Paper & Forest Products - 4.15%
 Georgia-Pacific .................................     91,000       6,620,250
 Temple-Inland ...................................    177,600       9,546,000
 Union Camp ......................................    115,600       5,678,850
 Weyerhaeuser ....................................    227,600      10,469,600
                                                                 ------------
                                                                   32,314,700
                                                                 ------------
 Retail - 2.74%
 May Department Stores ...........................    239,300      11,665,875
 Penney (J.C.)  ..................................    179,800       9,664,250
                                                                 ------------
                                                                   21,330,125
                                                                 ------------
                               1996 annual report
18

-------------------------------------------------------------------------------
                                                       Number       Market
                                                     of Shares       Value
                       --------------------------------------------------------
 COMMON STOCK (CONTINUED)
 Telecommunications - 6.19%
 ALLTEL ..........................................    305,100     $ 9,725,063
 BCE .............................................    176,900       8,867,113
 BellSouth .......................................    208,900       8,434,338
 Frontier ........................................    667,000      17,508,750
 GTE .............................................     81,200       3,643,850
                                                                 ------------
                                                                   48,179,114
                                                                 ------------
 Transportation & Shipping - 3.87%
 Conrail .........................................     80,600       7,838,350
 Norfolk Southern ................................     39,700       3,573,000
 Union Pacific ...................................    320,800      18,686,600
                                                                 ------------
                                                                   30,097,950
                                                                 ------------
 Utilities - 1.12%
 PECO Energy .....................................    343,400       8,756,700
                                                                 ------------
                                                                    8,756,700
                                                                 ------------
 Miscellaneous - 4.03%
 Minnesota Mining & Manufacturing ................    137,000      11,473,750
 Pitney Bowes ....................................    336,400      19,847,600
                                                                 ------------
                                                                   31,321,350
                                                                 ------------
 Total Common Stock (cost $628,753,119) ..........                755,970,797
                                                                 ------------

 CONVERTIBLE PREFERRED STOCKS - 0.62%
 Banking, Finance & Insurance - 0.62%
 Salomon 7.625% pfd cv Series FSA ................    170,000       4,866,250
                                                                 ------------
 Total Preferred Stock (cost $4,526,250) .........                  4,866,250
                                                                 ------------

                                                     Principal
                                                       Amount
 REPURCHASE AGREEMENTS - 2.10%
 With Chase Manhattan 5.60% 12/2/96
   (dated 11/29/96, collateralized by $8,841,000
   U.S. Treasury Notes 6.125% due 8/31/98,
   market value $9,047,290) ...................... $8,841,000       8,841,000
 With J.P. Morgan Securities 5.60% 12/2/96
   (dated 11/29/96, collateralized by $7,423,000
   U.S. Treasury Notes 6.375% due 3/31/01,
   market value $7,648,670) ......................  7,487,000       7,487,000
                                                                 ------------
 Total Repurchase Agreements
   (cost $16,328,000) ............................                 16,328,000
                                                                 ------------

-------------------------------------------------------------------------------


                    ----------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES OWNED - 99.90%
   (cost $649,607,369) ......................................    $777,165,047
 RECEIVABLES AND OTHER ASSETS NET OF
   LIABILITIES - 0.10% ......................................         763,252
                                                                 ------------
 NET ASSETS APPLICABLE TO 44,406,529 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% .....................    $777,928,299
                                                                 ============
 NET ASSET VALUE - DECATUR TOTAL RETURN FUND
   A CLASS ($670,912,437 / 38,293,331 SHARES) ...............          $17.52
                                                                       ======
 NET ASSET VALUE - DECATUR TOTAL RETURN FUND
   B CLASS ($53,467,292 / 3,061,684 SHARES) .................          $17.46
                                                                       ======
 NET ASSET VALUE - DECATUR TOTAL RETURN FUND
   C CLASS ($7,590,607 / 435,461 SHARES) ....................          $17.43
                                                                       ======
 NET ASSET VALUE - DECATUR TOTAL RETURN FUND
   INSTITUTIONAL CLASS ($45,957,963 / 2,616,053
   SHARES) ..................................................          $17.57
                                                                       ======
 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 1996:
 Common stock, $1 par value, 250,000,000 shares
   authorized to the Fund with 100,000,000 shares
   allocated to Decatur Total Return Fund A Class,
   50,000,000 shares allocated to Decatur Total
   Return Fund B Class, 50,000,000 shares
   allocated to Decatur Total Return C Class and
   50,000,000 allocated to Decatur Total Return
   Institutional Class ......................................    $564,605,665
 Accumulated undistributed income:
   Net investment income ....................................       3,767,296
   Net realized gain on investments .........................      81,997,660
   Net unrealized appreciation of investments ...............     127,557,678
                                                                 ------------
 Total net assets ...........................................    $777,928,299
                                                                 ============
----------
Top 10 stock holdings, representing 24.11% of net assets, are printed in red.


                             See accompanying notes

                               1996 annual report

DELAWARE GROUP DECATUR FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1996
-------------------------------------------------------------------------------
                                                      Decatur       Decatur
                                                      Income     Total Return
                                                       Fund          Fund
                            ---------------------------------------------------
INVESTMENT INCOME:
Dividends ..................................     $ 53,922,649     $20,818,504
Interest ...................................       19,132,902         676,670
                                                 ------------     -----------
                                                   73,055,551      21,495,174
                                                 ------------     -----------
EXPENSES:
Management fees ............................        8,397,639       3,801,697
Distribution expenses ......................        2,685,008       2,089,310
Dividend disbursing and transfer agent
  fees and expenses ........................        2,237,720         974,542
Accounting fees and salaries ...............          492,993         185,076
Reports to shareholders ....................          291,800         143,392
Taxes (other than taxes on income) .........          141,250          33,340
Federal and state registration fees ........           65,200          45,281
Professional fees ..........................           73,125          44,980
Custodian fees .............................           17,932          20,279
Directors' fees ............................           28,792          20,090
Other ......................................          177,510          76,800
                                                 ------------     -----------
                                                   14,608,969       7,434,787
                                                 ------------     -----------
NET INVESTMENT INCOME ......................       58,446,582      14,060,387
                                                 ------------     -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain from
  security transactions ....................      244,728,187      82,430,019
Net unrealized appreciation of
  investments during the period ............       79,097,926      50,905,768
                                                 ------------     -----------

-------------------------------------------------------------------------------
                                                    Decatur          Decatur
                                                    Income        Total Return
                                                     Fund             Fund
           --------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS ...............................     323,826,113     133,335,787
                                                 ------------     -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...........................    $382,272,695    $147,396,174
                                                 ============    ============
NET ASSET VALUE AND OFFERING PRICE
  PER SHARE:
Net asset value per share (A) ...............          $21.32          $17.52
Sale charges (4.75% of offering price,
  or 4.97% of amount invested per share)(B)..            1.06            0.87
                                                       ------          ------
Offering price ..............................          $22.38          $18.39
                                                       ======          ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus, for purchases of $100,000 or more.

                             See accompanying notes

                               1996 annual report
20

Delaware Group Decatur Fund, Inc.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                      Year Ended 11/30/96
                                                  ------------------------------
                                                    Decatur          Decatur
                                                     Income        Total Return
                                                      Fund            Fund
                                                  ------------------------------
OPERATIONS:
Net investment income ........................... $   58,446,582  $  14,060,387
Net realized gain from security transactions ....    244,728,187     82,430,019
Net appreciation during the period ..............     79,097,926     50,905,768
                                                  --------------  -------------
Net increase in net assets resulting
  from operations ...............................    382,272,695    147,396,174
                                                  --------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 A Class ........................................    (52,522,453)   (12,795,454)
 B Class ........................................     (1,060,507)      (433,825)
 C Class ........................................        (51,387)       (40,493)
 Institutional Class ............................     (8,072,706)      (486,097)
Net realized gain from security transactions:
 A Class ........................................    (96,771,467)   (44,125,949)
 B Class ........................................     (1,466,813)    (1,305,455)
 C Class ........................................         (4,214)       (14,393)
 Institutional Class ............................    (14,913,705)      (953,579)
                                                  --------------  -------------
                                                    (174,863,252)   (60,155,245)
                                                  --------------  -------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ........................................     85,615,510    118,476,946
 B Class ........................................     36,290,471     34,121,733
 C Class ........................................      4,913,360      6,940,880
 Institutional Class ............................     40,544,059     31,044,696
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and realized securities
 profits:
 A Class ........................................    131,098,438     54,057,289
 B Class ........................................      2,125,733      1,627,235
 C Class ........................................         44,252         49,360
 Institutional Class ............................     22,540,198      1,439,675
                                                  --------------  -------------
                                                     323,172,021    247,757,814
                                                  --------------  -------------
Cost of shares repurchased:
 A Class ........................................   (158,444,608)  (111,870,841)
 B Class ........................................     (3,349,092)    (2,728,706)
 C Class ........................................       (549,392)      (157,130)
 Institutional Class ............................    (56,125,297)    (2,925,371)
                                                  --------------  -------------
                                                    (218,468,389)  (117,682,048)
                                                  --------------  -------------
Increase in net assets derived from
 capital share transactions .....................    104,703,632    130,075,766
                                                  --------------  -------------
NET INCREASE IN NET ASSETS ......................    312,113,075    217,316,695

NET ASSETS
Beginning of period .............................  1,613,771,593    560,611,604
                                                  --------------  -------------
End of period (including undistributed net
 investment income of $480,076 and
 $3,767,296, respectively) ...................... $1,925,884,668  $ 777,928,299
                                                  ==============  =============

                     See accompanying notes

--------------------------------------------------------------------------------
                                                      Year Ended 11/30/95
                                                  ------------------------------
                                                    Decatur          Decatur
                                                     Income        Total Return
                                                      Fund            Fund
                                                  ------------------------------
OPERATIONS:
Net investment income ........................... $   59,061,657  $ 13,098,131
Net realized gain from security
  transactions ..................................    117,113,362    47,547,702
Net appreciation during the period ..............    217,167,735    81,983,460
                                                  --------------  ------------
Net increase in net assets resulting
 from operations ................................    393,342,754   142,629,293
                                                  --------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 A Class ........................................    (51,112,035)  (12,097,109)
 B Class ........................................       (320,672)     (114,525)
 C Class ........................................             --            --
 Institutional Class ............................     (7,925,823)     (181,571)
Net realized gain from security transactions:
 A Class ........................................    (30,907,169)  (13,655,359)
 B Class ........................................        (85,820)      (70,859)
 C Class ........................................             --            --
 Institutional Class ............................     (4,868,512)      (46,914)
                                                  --------------  ------------
                                                     (95,220,031)  (26,166,337)
                                                  --------------  ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 A Class ........................................     65,059,932    78,281,294
 B Class ........................................     15,750,776    11,806,856
 C Class ........................................          5,030         5,030
 Institutional Class ............................     43,751,896     7,957,834
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and realized
 securities profits:
 A Class ........................................     70,989,710    24,347,338
 B Class ........................................        305,545       171,844
 C Class ........................................             --            --
 Institutional Class ............................     12,326,277       228,573
                                                  --------------  ------------
                                                     208,189,166   122,798,769
                                                  --------------  ------------
Cost of shares repurchased:
 A Class ........................................   (167,065,887)  (83,705,933)
 B Class ........................................     (1,184,376)     (616,336)
 C Class ........................................             --            --
 Institutional Class ............................    (63,043,722)     (291,178)
                                                  --------------  ------------
                                                    (231,293,985)  (84,613,447)
                                                  --------------  ------------
Increase (Decrease) in net assets derived
 from capital share transactions ................    (23,104,819)   38,185,322
                                                  --------------  ------------
NET INCREASE IN NET ASSETS ......................    275,017,904   154,648,278

NET ASSETS:
Beginning of period .............................  1,338,753,689   405,963,326
                                                  --------------  ------------
End of period (including undistributed net
 investment income of $3,740,547 and
 $3,462,778, respectively) ...................... $1,613,771,593  $560,611,604
                                                  ==============  ============
                             See accompanying notes

                               1996 annual report
                                                                              21

DELAWARE GROUP DECATUR FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1996
-------------------------------------------------------------------------------

Delaware Group Decatur Fund, Inc. ("the Company"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers two series, the Decatur Income Fund and the Decatur Total Return Fund (the "Funds"). Each series offers four classes of shares.

The investment objective of the Decatur Income Fund is to achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

The investment objective of the Decatur Total Return Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with general accounting principles and are consistently followed by the Funds:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 p.m. EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregated daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Funds' custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gain(losses) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Decatur Income Fund declares and pays dividends from net investment income on a monthly basis and the Decatur Total Return Fund declares and pays dividends from net investment income on a quarterly basis.

Certain fund expenses are paid directly by brokers. The amount of those expenses was less than 0.01 percent of each Fund's average net assets.

Distributions were declared from net realized gain from security transactions in the amount of $2.68 per share for all classes of the Fund. In addition, dividends were declared from net investment income in the amount of $0.0567, $0.045, $0.045 and $0.06 per share for the Decatur Income Fund A Class, Decatur Income Fund B Class, Decatur Income Fund C Class and Decatur Income Fund Institutional Class, respectively, payable on December 27, 1996 to shareholders of record on December 19, 1996. The ex-dividend date was December 20, 1996.

Distributions were declared from net realized gain from security transactions in the amount of $1.85 per share for all classes of the Fund. In addition, dividends were declared from net investment income in the amount of $0.115, $0.06, $0.06, and $0.165 per share for the Decatur Total Return Fund A Class, Decatur Total Return Fund B Class, Decatur Total Return Fund C Class and Decatur Total Return Fund Institutional Class, respectively, payable on December 27, 1996 to shareholders of record on December 19, 1996. The ex-dividend date was December 20, 1996.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the following rates less fees paid to the independent directors; 0.60% on the first $100 million of average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million for the Decatur Income Fund, and 0.60% on the first $500 million of average daily net assets of the Fund, 0.575% on the next $250 million, and 0.55% on the average daily net assets over $750 million of the Decatur Total Return Fund. At November 30, 1996, the Funds had a liability for Investment Management fees and other expenses payable to DMC of $173,675 and $141,529 for the Decatur Income Fund and Decatur Total Return Fund, respectively.

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class for the Decatur Income Fund and Decatur Total Return Fund and 1.00% of the average daily net assets of B Class and C Class for each Fund. At November 30, 1996, the Funds had a liability for distribution fees and other expenses payable to DDLP of $53,088 and $42,682, respectively, for Decatur Income Fund and Decatur Total Return Fund. For the year ended November 30, 1996, the Fund paid DDLP $363,561 and $292,100 for commissions earned on sales of Decatur Income Fund A Class shares and Decatur Total Return Fund A Class shares, respectively.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC to serve as dividend disbursing and transfer agent of the Funds. Effective August 19, 1996, the Funds also engaged DSC to provide accounting services for the Funds. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended November 30, 1996, the Decatur Income Fund and the Decatur Total Return Fund expensed $2,237,720 and $974,542 for dividend disbursing and transfer agent services, $135,445 and $36,623 for accounting services and had liabilities for such fees and other expenses payable to DSC of $41,066 and $31,326, respectively.

Certain officers of DMC are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Funds.

                               1996 annual report
22

-------------------------------------------------------------------------------

3. Investments

During the year ended November 30, 1996, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                                                                  Decatur
                                                  Decatur            Total
                                                  Income            Return
                                                   Fund              Fund
                                                  -------          --------
Purchases .............................     $1,698,297,546      $628,682,628
Sales. ................................     $1,704,395,163      $546,484,616

Investment securities based on cost for federal income tax purposes at November 30, 1996, are as follows:

                                                                   Decatur
                                                  Decatur            Total
                                                  Income            Return
                                                   Fund              Fund
                                                  -------          --------
Cost of investments ...................     $1,650,637,694      $650,284,868
                                            ==============      ============
Aggregate unrealized appreciation .....     $  276,198,570      $128,707,491
Aggregate unrealized depreciation .....         (6,248,489)       (1,827,312)
                                            --------------      ------------
Net unrealized appreciation ...........     $  269,950,081      $126,880,179
                                            ==============      ============

4. Capital Stock
Transactions in capital stock shares of the Fund were as follows:

                                                   Decatur Income Fund
                                             -------------------------------
                                                   Year               Year
                                                  Ended              Ended
                                                11/30/96           11/30/95
                                             -------------       -----------
Shares sold:
 A Class ................................        4,444,653         3,832,322
 B Class ................................        1,879,641           904,441
 C Class ................................          251,293               263
 Institutional Class ....................        2,114,417         2,480,766

Shares issued upon reinvestment of
 dividends from net investment
 income and distributions
 of realized gain from security
 transactions:
 A Class ................................        7,112,272         4,341,150
 B Class ................................          114,679            17,920
 C Class ................................            2,260              --
 Institutional Class ....................        1,222,480           754,712
                                               -----------       -----------
                                                17,141,695        12,331,574
                                               -----------       -----------
Shares repurchased:
 A Class ................................       (8,247,706)       (9,773,875)
 B Class ................................         (172,677)          (66,590)
 C Class ................................          (27,179)             --
 Institutional Class ....................       (2,978,039)       (3,828,087)
                                               -----------       -----------
                                               (11,425,601)      (13,668,552)
                                               -----------       -----------
 Net increase (decrease)  ...............        5,716,094        (1,336,978)
                                               ===========       ===========

Transactions in capital stock shares of the Fund were as follows:
                                                Decatur Total Return Fund
                                             -------------------------------
                                                   Year               Year
                                                  Ended              Ended
                                                11/30/96           11/30/95
                                             -------------       -----------
Shares sold:
 A Class ..............................          7,556,314         5,675,772
 B Class ..............................          2,178,072           836,434
 C Class ..............................            441,779               322
 Institutional Class ..................          1,969,432           628,702

Shares issued upon reinvestment of
 dividends from net investment
 income and distributions of realized
 gain from security transactions:
 A Class ..............................          3,674,402         1,934,048
 B Class ..............................            110,229            13,126
 C Class ..............................              3,217              --
 Institutional Class ..................             96,994            17,010
                                               -----------       -----------
                                                16,030,439         9,105,414
                                               -----------       -----------
Shares repurchased:
 A Class ..............................         (7,166,570)       (6,091,530)
 B Class ..............................           (174,170)          (43,212)
 C Class ..............................             (9,857)             --
 Institutional Class ..................           (186,654)          (20,876)
                                               -----------       -----------
                                                (7,537,251)       (6,155,618)
                                               -----------       -----------
 Net increase .........................          8,493,188         2,949,796
                                               ===========       ===========

5. Lines of Credit
Committed lines of credit were $25 million for Decatur Income Fund and $10 million for Decatur Total Return Fund. No amount was outstanding at November 30, 1996 or at any time during the last fiscal period.

6. Concentration of Credit Risk
The Decatur Income Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by Standard & Poor's and/or Baa or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Decatur Income Fund may invest up to 10% of its net assets in illiquid securities which include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets and are an aggregate of 1.15% of net assets.
                               1996 annual report

-------------------------------------------------------------------------------

7. Financial Highlights
   Selected data for each share of the Decatur Income Fund outstanding throughout each period were as follows:

                                                               Decatur Income Fund A Class
                                               --------------------------------------------------------------
                                                                 Year Ended November 30,
                                                1996         1995          1994          1993          1992
Net asset value, beginning of period......     $19.07       $15.57        $18.24        $17.20        $15.76
Income (loss) from investment operations:
        Net investment income .............      0.65         0.70          0.67          0.78          0.78
        Net realized and unrealized gain
         (loss) from security transaction..      3.63         3.91         (0.73)         1.79          1.47
                                               ------       ------        ------        ------        ------
        Total from investment operations ..      4.28         4.61         (0.06)         2.57          2.25
                                               ------       ------        ------        ------        ------

    Less distributions:
        Dividends from net investment
         income ...........................    (0.69)        (0.69)        (0.86)        (0.68)        (0.81)
        Distributions from net realized
         gain on security transactions.....    (1.34)        (0.42)        (1.75)        (0.85)         none
                                              ------        ------        ------        ------        ------
        Total distributions ...............    (2.03)        (1.11)        (2.61)        (1.53)        (0.81)
                                              ------        ------        ------        ------        ------
    Net asset value, end of period ........   $21.32        $19.07        $15.57        $18.24        $17.20
                                              ======        ======         ======        ======        ======
    Total return(1) .......................   24.47%         31.02%        (0.57%)       15.85%        14.55%

    Ratios/supplemental data:
        Net assets, end of period
         (000 omitted) ....................$1,616,315   $1,382,693    $1,153,884    $1,512,194    $1,508,206
        Ratio of expenses to
         average net assets                      0.85%        0.87%         0.81%         0.71%         0.72%
        Ratio of net investment
         income to average net assets .....      3.40%        4.03%         3.92%         4.34%         4.55%
        Portfolio turnover ................       101%          74%           92%           80%           79%
        Average commission rate paid ......     $0.06          N/A           N/A           N/A           N/A

----------
(1) Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                               1996 annual report
24

-------------------------------------------------------------------------------
7. Financial Highlights (Continued)
   Selected data for each share of the Decatur Income Fund outstanding throughout each period were as follows:

                                          Decatur Income Fund              Decatur Income Fund             Decatur Income Fund
                                                B Class                         C Class                    Institutional Class
                                    -----------------------------------------------------------------------------------------------
                                      Year        Year       9/6/94(2)      Year   11/29/95(3)     Year          Year     1/13/94(4)
                                     Ended        Ended         to         Ended       to         Ended         Ended         to
                                    11/30/96     11/30/95    11/30/94     11/30/96   11/30/95     11/30/96     11/30/95     11/30/94
Net asset value, beginning
   of period ......................   $19.03       $15.55     $16.59       $19.08     $19.15        $19.06       $15.59      $16.72
Income (loss) from investment
     operations:
     Net investment income ........     0.50         0.56       0.15         0.51       0.04          0.69         0.71        0.59
     Net realized and unrealized
       gain (loss) from
       security transactions ......     3.61         3.89      (1.02)        3.63      (0.06)         3.62         3.92       (1.10)
                                      ------       ------     ------       ------     ------        ------       ------      ------
    Total from investment operations    4.11         4.45      (0.87)        4.14      (0.02)         4.31         4.63       (0.51)
                                      ------       ------     ------       ------     ------        ------       ------      ------
Less distributions:
    Dividends from net investment
       income .....................    (0.54)       (0.55)     (0.17)       (0.55)     (0.05)        (0.72)       (0.74)      (0.62)
    Distributions from net
       realized gain on security
       transactions ...............    (1.34)       (0.42)      none        (1.34)      none         (1.34)       (0.42)       none
                                      ------       ------     ------       ------     ------        ------       ------      ------
    Total distributions ...........    (1.88)       (0.97)     (0.17)       (1.89)     (0.05)        (2.06)       (1.16)      (0.62)
                                      ------       ------     ------       ------     ------        ------       ------      ------
Net asset value, end of period ....   $21.26       $19.03     $15.55       $21.33     $19.08        $21.31       $19.06      $15.59
                                      ======       ======     ======       ======     ======        ======       ======      ======

Total return(1) ..................     23.43%       29.85%     (5.27%)      23.47%         5         24.65%       31.14%     (0.45%)

Ratios/supplemental data:
     Net assets, end of period
       (000 omitted) ..............   $60,689     $19,665     $2,765       $4,833         $5      $244,048     $211,409    $182,105
     Ratio of expenses to
       average net assets .........     1.69%       1.74%      1.70%        1.69%          5         0.69%         0.74%      0.70%
     Ratio of net investment
       income to average net assets     2.56%       3.16%      3.30%        2.56%          5         3.56%         4.16%      4.03%
     Portfolio turnover ...........      101%         74%        92%         101%          5          101%           74%        92%
     Average commission rate paid .    $0.06         N/A        N/A        $0.06         N/A        $0.06           N/A        N/A

----------

(1) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Decatur Income Fund B Class and 1% for Decatur Income Fund C Class depending upon the holding period.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Date of initial public offering.
(4) Date of initial public offering; ratios and total return have been annualized.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.
                               1996 annual report

-------------------------------------------------------------------------------
7. Financial Highlights (Continued)
   Selected data for each share of the Decatur Total Return Fund outstanding throughout each period were as follows:

                                                        Decatur Total Return Fund A Class
                                        ---------------------------------------------------------------
                                                               Year Ended November 30,
                                          1996          1995          1994         1993          1992
 Net asset value,
  beginning of period .................  $15.61        $12.32        $14.38        $13.98        $12.73

Income from investment
  of operations:
  Net investment income ...............    0.34          0.37          0.37          0.45          0.47
  Net realized and unrealized
   gain (loss) from security
   transactions .......................    3.21          3.70         (0.34)         1.45          1.30
                                         ------        ------        ------        ------        ------
  Total from investment operations ....    3.55          4.07          0.03          1.90          1.77
                                         ------        ------        ------        ------        ------
Less distributions:
     Dividends from net investment
      income ..........................   (0.35)        (0.36)        (0.43)        (0.45)        (0.52)
     Distributions from net realized
      gain on security transactions ...   (1.29)        (0.42)        (1.66)        (1.05)         none
                                         ------        ------        ------        ------        ------
     Total distributions ..............   (1.64)        (0.78)        (2.09)        (1.50)        (0.52)
                                         ------        ------        ------        ------        ------
Net asset value, end of period ........  $17.52        $15.61        $12.32        $14.38        $13.98
                                         ======        ======        ======        ======        ======
Total Return(1) .......................  24.89%        34.68%        (0.04%)       14.74%        14.12%

Ratios/supplemental data
 Net assets, end of period
   (000 omitted) ......................$670,912      $534,342      $402,849      $431,638      $408,986
 Ratio of expenses to average
   net assets .........................   1.11%         1.19%         1.26%         1.22%         1.23%
 Ratio of net investment income
   to average net assets .............    2.21%         2.72%         2.88%         3.15%         3.44%
 Portfolio turnover ..................      87%           81%           74%          119%           98%
 Average commission rate paid ........    $0.06           N/A           N/A           N/A           N/A

----------
(1) Does not reflect any maximum sales charges that are or were in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

                               1996 annual report
26

-------------------------------------------------------------------------------

7. Financial Highlights (Continued)
   Selected data for each share of the Decatur Total Return Fund outstanding throughout each period were as follows:

                                       Decatur Total Return Fund  Decatur Total Return Fund        Decatur Total Return Fund
                                               B Class                    C Class                     Institutional Class
                                     ----------------------------------------------------------------------------------------------
                                       Year      Year    9/6/94(2)   Year     11/29/95(3)    Year     Year       Year    7/26/93(4)
                                      Ended     Ended      to        Ended       to          Ended    Ended     Ended       to
                                     11/30/96  11/30/95  11/30/94   11/30/96  11/30/95     11/30/96  11/30/95  11/30/94  11/30/93
 Net asset value,
    beginning of period              $15.56    $12.31    $13.11      $15.61      $15.61       $15.65    $12.35    $14.40    $14.10
 Income (loss) from investment
  of operations:
  Net investment income ...........    0.23      0.30      0.12        0.33        none         0.37      0.47      0.43      0.15
  Net realized and unrealized
   gain (loss) from security
   transactions ...................    3.20      3.67     (0.82)       3.10        none         3.23      3.65     (0.37)     0.25
                                     ------    ------    ------      ------      ------       ------    ------    ------    ------

  Total from investment operations     3.43      3.97     (0.70)       3.43        none         3.60      4.12      0.06      0.40
                                     ------    ------    ------      ------      ------       ------    ------    ------    ------

 Less distributions:
  Dividends from net
    investment income .............   (0.24)    (0.30)    (0.10)      (0.32)       none        (0.39)    (0.40)    (0.45)    (0.10)
  Distributions from net realized
    gain on security transactions .   (1.29)    (0.42)     none       (1.29)       none        (1.29)    (0.42)    (1.66)     none
                                     ------    ------    ------      ------      ------       ------    ------    ------    ------

  Total distributions                 (1.53)    (0.72)    (0.10)      (1.61)       none        (1.68)    (0.82)    (2.11)    (0.10)
                                     ------    ------    ------      ------      ------       ------    ------    ------    ------

 Net asset value, end of period ...  $17.46    $15.56    $12.31      $17.43      $15.61       $17.57    $15.65    $12.35    $14.40
                                     ======    ======    ======      ======      ======       ======    ======    ======    ======

 Total return(1) ..................  24.01%    33.79%    (5.37%)     24.04%           5        25.24%    35.13%     0.19%    14.89%

 Ratios/supplemental data:
  Net assets, end of period
    (000 omitted) ................. $53,467   $14,745    $1,768      $7,591          $5      $45,958   $11,520    $1,376    $1,181
  Ratio of expenses to average
   net assets .....................   1.81%     1.89%     1.96%       1.81%           5         0.81%     0.89%     0.96%     0.92%
  Ratio of net investment income
   to average net assets ..........   1.53%     2.02%     2.18%       1.53%           5         2.53%     3.02%     3.18%     3.45%
  Portfolio turnover ..............     87%       81%       74%         87%           5           87%       81%       74%      119%
  Average commission rate paid ....   $0.06       N/A       N/A       $0.06         N/A        $0.06       N/A       N/A       N/A

----------
(1) Does not include the contingent deferred sales charge which varies from 1% - 4% depending upon the holding period for Decatur Total Return Fund B Class and 1% for Decatur Total Return C Class depending upon the holding period.
(2) Date of initial public offering; ratios have been annualized and total return has not been annualized.
(3) Date of initial public offering.
(4) Date of initial public offering; ratios and total return have been annualized.
(5) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                               1996 annual report

DELAWARE GROUP DECATUR FUND, INC.
REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP DECATUR FUND, INC. - DECATUR INCOME FUND
DELAWARE GROUP DECATUR FUND, INC. - DECATUR TOTAL RETURN FUND

We have audited the accompanying statements of net assets of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund, as of November 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Decatur Fund, Inc. - Decatur Income Fund and Delaware Group Decatur Fund, Inc. - Decatur Total Return Fund at November 30, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                     Ernst & Young LLP

Philadelphia, Pennsylvania
January 6, 1997



                               1996 annual report
28

DELAWARE GROUP OF FUNDS

FOR GROWTH OF CAPITAL
Trend Fund
Enterprise Fund
DelCap Fund
Value Fund
U.S. Growth Fund

FOR TOTAL RETURN
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
World Growth Fund
International Equity Fund
Global Assets Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
Strategic Income Fund
Corporate Income Fund
Federal Bond Fund
U.S. Government Fund
Limited-Term Government Fund

FOR TAX-FREE CURRENT INCOME
Tax-Free Pennsylvania Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund

MONEY MARKET FUNDS
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

CLOSED-END INCOME*
Dividend and Income Fund
Global Dividend and Income Fund

* Listed on the New York Stock Exchange

funds

(Photo of computer keyboard - insert here)

This annual report is for the information of Decatur Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the Decatur Funds, which sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. Return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors

WAYNE A. STORK
Chairman, President and Chief Executive Officer Delaware Group of Funds Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Affiliated Officers

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

DAVID K. DOWNES
Senior Vice President, Chief Financial Officer and Chief Administrative
  Officer
Delaware Group of Funds
Philadelphia, PA

BRUCE D. BARTON
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

directors & officers

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

This report must be preceded or accompanied by a current Decatur Fund prospectus and the Delaware Group Fund Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

(Photo of Globes goes here)

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions Representatives Only
1.800.659.2265

BE SURE TO CONSULT YOUR FINANCIAL ADVISER WHEN MAKING INVESTMENTS. MUTUAL FUNDS CAN BE A VALUABLE PART OF YOUR FINANCIAL PLAN; HOWEVER, SHARES OF THE FUND ARE NOT FDIC OR NCUSIF INSURED, ARE NOT GUARANTEED BY ANY BANK OR ANY CREDIT UNION, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES OF THE FUND ARE NOT BANK OR CREDIT UNION DEPOSITS.

Copy Rights Delaware Distributors, L.P.

DELAWARE
GROUP
-----------
Philadelphia * London


Printed in the USA on
recycled paper

AR-118[11/96]TKO1/97
D-307